EXHIBIT 23
                        CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-40743) of The Bombay Company, Inc. of our report dated May 15, 2003 appearing on page 3 of the Annual Report of The Bombay Company, Inc. Employee 401(k) Savings and Stock Ownership Plan on Form 11-K for the year ended December 31, 2002.





/S/WHITLEY PENN

Fort Worth, Texas
June 27, 2003


























                                      14